                              UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, DC 20549


                                 FORM 8-K


                         CURRENT REPORT PURSUANT
                       TO SECTION 13 OR 15(D) OF THE
                      SECURITIES EXCHANGE ACT OF 1934

              Date of Report (Date of earliest event reported):
                             April 20, 2005
                             --------------

                       WESTAMERICA BANCORPORATION
                       --------------------------
          (Exact Name of Registrant as Specified in Its Charter)

                                CALIFORNIA
                                ----------
              (State or Other Jurisdiction of Incorporation)


                001-9383                       94-2156203
                --------                       ----------
        (Commission File Number)    (IRS Employer Identification No.)


         1108 Fifth Avenue, San Rafael, California          94901
         ----------------------------------------------------------
          (Address of Principal Executive Offices)        (Zip Code)


                               (707) 863-6000
                               --------------
            (Registrant's Telephone Number, Including Area Code)


   Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

      [] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      [] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      [] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      [] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

Exhibits
---------

99.1 Press release dated April 19, 2005



Item 2.02:  Results of Operations and Financial Condition
----------------------------------------------------------

On April 19, 2005 Westamerica Bancorporation announced their quarterly earnings for the first quarter of 2005. A copy of the press release is attached as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

                                 Signatures

Pursuant to the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Westamerica Bancorporation

/s/    DENNIS R. HANSEN
------------------------------------
Dennis R. Hansen
Senior Vice President and Controller
April 20, 2005





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INDEX TO EXHIBITS
-----------------


                                                         Sequentially
Exhibit No.             Description                      Number Page
-----------             -------------------------        -------------
  (99.1)                 Press release dated                  5-16
                         April 19, 2005

FOR IMMEDIATE RELEASE


April 19, 2005



WESTAMERICA BANCORPORATION REPORTS FIRST QUARTER 2005 RESULTS


San Rafael, CA:	Westamerica Bancorporation (NASDAQ: WABC), parent company of
Westamerica Bank, today reported quarterly net income for the first quarter of 2005 of $22.7 million or $0.70 diluted earnings per share. First quarter 2005 results include one month of operating results following the March 1, 2005 acquisition of Redwood Empire Bancorp. First quarter 2005 results also include a loss on sale of available-for-sale investment securities totaling $2.8 million, net of tax, or $0.08 per diluted share outstanding. The prior year's first quarter results included net income of $24.3 million and $0.74 diluted earnings per share. The return on equity (ROE) for the first quarter of 2005 was 24.7 percent, and the return on assets (ROA) was 1.90 percent; the loss on sale of available-for-sale investment securities in the first quarter 2005 reduced ROE by 3.1 percent and ROA by 0.24 percent. In the first quarter of 2004, ROE was
30.5 percent and ROA was 2.20 percent.

"We are very pleased with first quarter results, especially completion of the Redwood Empire Bancorp acquisition. This acquisition expands our customer base in Sonoma and Mendocino counties, and increases the Company's earnings. Systems integrations are complete, and full integration will be finished by June 30," said Chairman, President and CEO David Payne. "Employee and customer retention remain our priorities following the merger," added Payne.

Redwood Empire Bancorp merger consideration included approximately $57 million, issuance of approximately 1.6 million shares of Westamerica Bancorporation common stock, and assumption of converted Redwood Empire Bancorp stock options. Redwood Empire Bancorp's assets totaled approximately $520 million on March 1, 2005. Westamerica intends to complete its branch consolidations in the second quarter of 2005. Westamerica has also entered an agreement to sell one branch located in Lake County, and anticipates completion of this transaction late in the second quarter of 2005.

Net interest income on a fully taxable equivalent basis was $55.0 million in the first quarter of 2005, compared to $54.6 million in the prior quarter and to $54.6 million in the first quarter of 2004. The first quarter 2005 net interest margin on a fully taxable equivalent basis was 4.90 percent, compared to 5.01 percent in the prior quarter and 5.27 percent for the first quarter of 2004.

The provision for loan losses was $300 thousand for the first quarter of 2005, reduced from $600 thousand in the previous quarter, and from $750 thousand in the first quarter of 2004. Net loan recoveries totaled $194 thousand or 0.03 percent of average loans (annualized) in the first quarter of 2005.

Noninterest income in the first quarter of 2005 totaled $7.2 million, including a $4.9 million loss on sale of available-for-sale investment securities. The Company sold approximately $170 million available-for-sale investment securities in managing its interest rate risk position taking into consideration the acquisition of Redwood Empire Bancorp. The securities sold had a duration of 3.2 years, while the proceeds from sale were applied to reduce overnight borrowings. First quarter 2005 noninterest income compares to $10.9 million in the first quarter 2004. Merchant credit card income increased $473 thousand in the first quarter 2005 compared to the year ago period primarily due to the acquired merchant card servicing business of Redwood Empire Bancorp. Financial services fees and debit card fees were also higher than the year ago period due to higher activity levels.

Noninterest expense for the first quarter of 2005 totaled $25.1 million, $863 thousand higher than the previous quarter, and $148 thousand higher than the first quarter of 2004. The increase from the prior quarter is primarily due to higher salaries and benefits, amortization of identified intangibles, and professional fees, all of which increased primarily due to the acquisition of Redwood Empire Bancorp. The increase from the first quarter of 2004 is attributable to professional fees and amortization of identified intangibles, offset in part by lower salaries and benefits. The first quarter efficiency ratio of 40.4 percent was 2.9 percent higher due to the loss on sale of securities. The efficiency ratio in the year ago quarter was 38.2 percent.

At March 31, 2005, shareholders' equity was $438 million and the equity-to-asset ratio was 8.4 percent. The Company and its subsidiary bank, Westamerica Bank, remain "well capitalized" under regulatory capital requirements at March 31, 2005. During the first quarter 2005, approximately 1.6 million shares were issued to the Redwood Empire Bancorp shareholders, repurchases of the Company's common stock totaled approximately 373 thousand shares, and approximately 32 thousand shares were issued upon the exercise of stock options.

At March 31, 2005, the Company's assets totaled $5.2 billion and total loans outstanding totaled $2.7 billion.

Westamerica Bancorporation, through its wholly owned subsidiary Westamerica Bank, currently operates 91 branches and two trust offices throughout 22 Northern and Central California counties. As a result of the merger with Redwood Empire Bancorp, the Company anticipates consolidating branches and selling one branch in Lake County.

Westamerica Bancorporation Web Address: www.westamerica.com

For additional information contact:
Westamerica Bancorporation
Robert A. Thorson  -  SVP & Treasurer
	707-863-6840



FORWARD-LOOKING INFORMATION:
----------------------------
The following appears in accordance with the Private Securities Litigation Reform Act of 1995:

This press release may contain forward-looking statements about the Company, including descriptions of plans or objectives of its management for future operations, products or services, and forecasts of its revenues, earnings or other measures of economic performance. Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts. They often include the words "believe," "expect," "anticipate," "intend," "plan," "estimate," or words of similar meaning, or future or conditional verbs such as "will," "would," "should," "could," or "may."

Forward-looking statements, by their nature, are subject to risks and uncertainties. A number of factors - many of which are beyond the Company's control - could cause actual conditions, events or results to differ significantly from those described in the forward-looking statements. The Company's most recent annual and quarterly reports filed with the Securities and Exchange Commission, including the Company's Form 10-K for the year ended December 31, 2004, describe some of these factors, including certain credit, market, operational, liquidity and interest rate risks associated with the Company's business and operations. Other factors described in these reports include changes in business and economic conditions, competition, fiscal and monetary policies, disintermediation, legislation including the Sarbanes-Oxley Act of 2002 and the Gramm-Leach-Bliley Act of 1999, the combination of the former Redwood Empire Bancorp and other mergers and acquisitions.

Forward-looking statements speak only as of the date they are made. The Company does not undertake to update forward-looking statements to reflect circumstances or events that occur after the date forward looking statements are made.

                                  #####

WESTAMERICA BANCORPORATION                    Public Information April 19, 2005
FINANCIAL HIGHLIGHTS
March 31, 2005

1. Net Income Summary.


                                     (dollars in thousands except per-share data)
                                                            Q1'05 /              Q1'05 /                        3/31'05YTD/
                                        Q1'05      Q1'04     Q1'04     Q4'04      Q4'04   3/31'05YTD 3/31'04YTD  3/31'04YTD
                                     ---------------------------------------------------------------------------------------
   1. Net Interest Income (Fully        $55,019    $54,605      0.8%   $54,587        0.8%   $55,019    $54,605         0.8%
          Taxable Equivalent)
   2. Loan Loss Provision                   300        750    -60.0%       600      -50.0%       300        750       -60.0%
   3. Noninterest Income:
   4.   Investment Securities            (4,903)     1,788      n/m     (7,180)       n/m     (4,903)     1,788         n/m
          (Loss/Impairment) Gains
   5.   Loss on Extinguishment                0     (1,814)     n/m          0        n/m          0     (1,814)        n/m
          of Debt
   6.   Other                            12,098     10,892     11.1%    11,449        5.7%    12,098     10,892        11.1%
                                     -----------------------        ------------          -----------------------
   7. Total Noninterest Income            7,195     10,866    -33.8%     4,269       68.5%     7,195     10,866       -33.8%
                                     -----------------------        ------------          -----------------------
   8. Noninterest Expense                25,140     24,992      0.6%    24,277        3.6%    25,140     24,992         0.6%
   9. Income Tax Provision (FTE)         14,041     15,415     -8.9%    12,814        9.6%    14,041     15,415        -8.9%
                                     -----------------------        ------------          -----------------------
   10.Net Income                        $22,733    $24,314     -6.5%   $21,165        7.4%   $22,733    $24,314        -6.5%
                                     =======================        ============          =======================

   11.Average Shares Outstanding         32,022     32,051     -0.1%    31,761        0.8%    32,022     32,051        -0.1%
   12.Diluted Average Shares             32,680     32,662      0.1%    32,487        0.6%    32,680     32,662         0.1%
          Outstanding

   13.Operating Ratios:
   14.  Basic Earnings Per Share          $0.71      $0.76     -6.4%     $0.67        6.5%     $0.71      $0.76        -6.4%
   15.  Diluted Earnings Per Share         0.70       0.74     -6.6%      0.65        6.8%      0.70       0.74        -6.6%
   16.  Return On Assets                   1.90%      2.20%               1.81%                 1.90%      2.20%
   17.  Return On Equity                   24.7%      30.5%               24.0%                 24.7%      30.5%
   18.  Net Interest Margin (FTE)          4.90%      5.27%               5.01%                 4.90%      5.27%
   19.  Efficiency Ratio (FTE)             40.4%      38.2%               41.2%                 40.4%      38.2%

   20.Dividends Paid Per Share            $0.30      $0.26     15.4%     $0.28        7.1%     $0.30      $0.26        15.4%
   21.Dividend Payout Ratio                  43%        35%                 43%                   43%        35%



2. Net Interest Income.


                                     (dollars in thousands)
                                                            Q1'05 /              Q1'05 /                        3/31'05YTD/
                                        Q1'05      Q1'04     Q1'04     Q4'04      Q4'04   3/31'05YTD 3/31'04YTD  3/31'04YTD
                                     ---------------------------------------------------------------------------------------
   1. Interest and Fee Income (FTE)     $63,376    $60,120      5.4%   $60,540        4.7%   $63,376    $60,120         5.4%
   2. Interest Expense                    8,357      5,515     51.5%     5,953       40.4%     8,357      5,515        51.5%
                                     -----------------------        ------------          -----------------------
   3. Net Interest Income (FTE)         $55,019    $54,605      0.8%   $54,587        0.8%   $55,019    $54,605         0.8%
                                     =======================        ============          =======================

   4. Average Earning Assets         $4,518,930 $4,157,061      8.7%$4,352,493        3.8%$4,518,930 $4,157,061         8.7%
   5. Average Interest-Bearing        3,132,418  2,880,558      8.7% 2,912,943        7.5% 3,132,418  2,880,558         8.7%
          Liabilities
   6. Yield on Earning Assets (FTE)        5.65%      5.80%               5.55%                 5.65%      5.80%
   7. Cost of Funds                        0.75%      0.53%               0.54%                 0.75%      0.53%
   8. Net Interest Margin (FTE)            4.90%      5.27%               5.01%                 4.90%      5.27%
   9. Interest Expense/Interest-           1.08%      0.77%               0.81%                 1.08%      0.77%
         Bearing Liabilities
   10.Net Interest Spread (FTE)            4.57%      5.03%               4.74%                 4.57%      5.03%


WESTAMERICA BANCORPORATION                    Public Information April 19, 2005

3. Loans & Other Earning Assets.


                                     (average volume, dollars in thousands)
                                                            Q1'05 /              Q1'05 /                        3/31'05YTD/
                                        Q1'05      Q1'04     Q1'04     Q4'04      Q4'04   3/31'05YTD 3/31'04YTD  3/31'04YTD
                                     ---------------------------------------------------------------------------------------
   1. Total Assets                   $4,864,633 $4,451,674      9.3%$4,653,950        4.5%$4,864,633 $4,451,674         9.3%
   2. Total Earning Assets            4,518,930  4,157,061      8.7% 4,352,493        3.8% 4,518,930  4,157,061         8.7%
   3. Total Loans                     2,374,710  2,281,900      4.1% 2,235,375        6.2% 2,374,710  2,281,900         4.1%
   4.   Commercial Loans                642,461    616,110      4.3%   620,309        3.6%   642,461    616,110         4.3%
   5.   Commercial Real Estate Loans    809,807    805,420      0.5%   740,909        9.3%   809,807    805,420         0.5%
   6.   Consumer Loans                  922,442    860,370      7.2%   874,157        5.5%   922,442    860,370         7.2%
   7. Total Investment Securities     2,144,220  1,875,161     14.3% 2,117,118        1.3% 2,144,220  1,875,161        14.3%
   8.   Available For Sale              854,585  1,357,097    -37.0%   941,614       -9.2%   854,585  1,357,097       -37.0%
          (Market Value)
   9.   Held To Maturity              1,289,635    518,064    148.9% 1,175,504        9.7% 1,289,635    518,064       148.9%
   10.      HTM Unrealized (Loss)       (13,664)     9,008      n/m      5,064        n/m    (13,664)     9,008         n/m
              Gain at Period-End
   11.Loans / Deposits                     63.9%      66.4%               60.1%                 63.9%      66.4%



4. Deposits &  Other Interest-Bearing Liabilities.


                                     (average volume, dollars in thousands)
                                                            Q1'05 /              Q1'05 /                        3/31'05YTD /
                                        Q1'05      Q1'04     Q1'04     Q4'04      Q4'04   3/31'05YTD 3/31'04YTD  3/31'04YTD
                                     ---------------------------------------------------------------------------------------
   1. Total Deposits                 $3,716,554 $3,437,549      8.1%$3,718,114       -0.0%$3,716,554 $3,437,549         8.1%
   2.   Noninterest Demand            1,314,485  1,209,299      8.7% 1,354,129       -2.9% 1,314,485  1,209,299         8.7%
   3.   Interest-Bearing Transaction    610,152    564,703      8.0%   588,362        3.7%   610,152    564,703         8.0%
   4.   Savings                       1,114,421  1,040,497      7.1% 1,139,713       -2.2% 1,114,421  1,040,497         7.1%
   5.   Other Time >$100K               406,034    340,403     19.3%   373,846        8.6%   406,034    340,403        19.3%
   6.   Other Time < $100K              271,462    282,647     -4.0%   262,064        3.6%   271,462    282,647        -4.0%
   7. Total Short-Term Borrowings       703,468    533,158     31.9%   527,529       33.4%   703,468    533,158        31.9%
   8.   Fed Funds Purchased             551,080    399,075     38.1%   369,986       48.9%   551,080    399,075        38.1%
   9.   Other Short-Term Funds          152,388    134,083     13.7%   157,543       -3.3%   152,388    134,083        13.7%
   10.FHLB Debt                               0     96,613      n/m          0        n/m          0     96,613         n/m
   11.Long-Term Debt                     26,881     22,537     19.3%    21,429       25.4%    26,881     22,537        19.3%
   12.Shareholders' Equity              373,627    320,390     16.6%   350,151        6.7%   373,627    320,390        16.6%

   13.Demand Deposits/Total Deposits       35.4%      35.2%               36.4%                 35.4%      35.2%
   14.Transaction & Savings Deposits       81.8%      81.9%               82.9%                 81.8%      81.9%
         / Total Deposits


WESTAMERICA BANCORPORATION                    Public Information April 19, 2005

5. Interest Yields Earned & Rates Paid.


                                     (dollars in thousands)
                                                   Q1'05                                     Q1'04
                                     -------------------------------   Q4'04   ---------------------------------    2004
                                       Average    Income/   Yield/    Yield/     Average    Income/    Yield/      Yield/
                                       Volume     Expense    Rate      Rate      Volume     Expense     Rate        Rate
                                     ---------------------------------------------------------------------------------------
   1. Interest Income Earned to:
   2.   Total Earning Assets (FTE)   $4,518,930    $63,376     5.65%      5.55%$4,157,061    $60,120       5.80%       5.64%
   3.   Total Loans (FTE)             2,374,710     36,336     6.21%      6.10% 2,281,900     35,390       6.23%       6.14%
   4.     Commercial Loans (FTE)        642,461     10,610     6.66%      6.34%   616,110      9,477       6.13%       6.09%
   5.     Commercial Real Estate        809,807     14,753     7.39%      7.41%   805,420     14,856       7.42%       7.45%
             Loans
   6.     Consumer Loans                922,442     10,973     4.82%      4.91%   860,370     11,057       5.21%       5.07%
   7.   Total Investment              2,144,220     27,040     5.04%      4.96% 1,875,161     24,730       5.28%       5.07%
           Securities (FTE)
   8. Interest Expense Paid to:
   9.   Total Earning Assets          4,518,930      8,357     0.75%      0.54% 4,157,061      5,515       0.53%       0.50%
   10.  Total Interest-Bearing        3,132,418      8,357     1.08%      0.81% 2,880,558      5,515       0.77%       0.73%
              Liabilities
   11.  Total Interest-Bearing        2,402,069      4,357     0.74%      0.61% 2,228,250      3,153       0.57%       0.57%
              Deposits
   12.     Interest-Bearing             610,152        263     0.17%      0.14%   564,703        112       0.08%       0.11%
               Transaction
   13.    Savings                     1,114,421        863     0.31%      0.31% 1,040,497      1,111       0.52%       0.36%
   14.    Other Time < $100K            271,462      1,238     1.85%      1.64%   282,647      1,004       1.43%       1.49%
   15.    Other Time >$100K             406,034      1,993     1.99%      1.58%   340,403        926       1.09%       1.27%
   16.  Total Short-Term Borrowings     703,468      3,570     2.03%      1.48%   533,158      1,131       0.84%       1.06%
   17.    Fed Funds Purchased           551,080      3,409     2.47%      1.98%   399,075      1,006       1.00%       1.38%
   18.    Other Short-Term Funds        152,388        161     0.43%      0.29%   134,083        125       0.38%       0.45%
   19.  FHLB Debt                             0          0     0.00%      0.00%    96,613        896       3.75%       3.65%
   20.  Long-Term Debt                   26,881        430     6.40%      5.90%    22,537        335       5.95%       5.91%

   21.Net Interest Income and                      $55,019     4.90%      5.01%              $54,605       5.27%       5.14%
          Margin (FTE)



6. Noninterest Income.


                                     (dollars in thousands)
                                                            Q1'05 /              Q1'05 /                        3/31'05YTD/
                                        Q1'05      Q1'04     Q1'04     Q4'04      Q4'04   3/31'05YTD 3/31'04YTD  3/31'04YTD
                                     ---------------------------------------------------------------------------------------
   1. Service Charges on Deposit         $6,927     $6,868      0.9%    $6,928       -0.0%    $6,927     $6,868         0.9%
          Accounts
   2. Merchant Credit Card Income         1,298        825     57.3%       875       48.3%     1,298        825        57.3%
   3. ATM Fees & Interchange                624        583      7.0%       597        4.5%       624        583         7.0%
   4. Debit Card Fees                       697        549     27.0%       700       -0.4%       697        549        27.0%
   5. Financial Services Fees               279        187     49.2%       294       -5.1%       279        187        49.2%
   6. Mortgage Banking Income               100        133    -24.8%        82       22.0%       100        133       -24.8%
   7. Trust Fees                            273        250      9.2%       254        7.5%       273        250         9.2%
   8. Other Income                        1,900      1,497     26.9%     1,719       10.5%     1,900      1,497        26.9%
                                     -----------------------        ------------          -----------------------
   9.     Sub-total                      12,098     10,892     11.1%    11,449        5.7%    12,098     10,892        11.1%
   10.Investment Securities              (4,903)     1,788      n/m     (7,180)       n/m     (4,903)     1,788         n/m
          (Loss/Impairment) Gains
   11.Loss on Extinguishment of Debt          0     (1,814)     n/m          0        n/m          0     (1,814)        n/m
                                     -----------------------        ------------          -----------------------
   12.Total Noninterest Income           $7,195    $10,866    -33.8%    $4,269       68.5%    $7,195    $10,866       -33.8%
                                     =======================        ============          =======================
   13.Operating Ratios:
   14.   Total Revenue (FTE)            $62,214    $65,471     -5.0%   $58,856        5.7%   $62,214    $65,471        -5.0%
   15.   Noninterest Income /              11.6%      16.6%                7.3%                 11.6%      16.6%
            Revenue (FTE)
   16.   Service Charges /                 0.76%      0.80%               0.74%                 0.76%      0.80%
             Deposits (annualized)
   17.   Total Revenue Per Share          $7.88      $8.22     -4.1%     $7.37        6.9%     $7.88      $8.22        -4.1%
           (annualized)


WESTAMERICA BANCORPORATION                    Public Information April 19, 2005

7. Noninterest Expense.


                                     (dollars in thousands)
                                                            Q1'05 /              Q1'05 /                        3/31'05YTD/
                                        Q1'05      Q1'04     Q1'04     Q4'04      Q4'04   3/31'05YTD 3/31'04YTD  3/31'04YTD
                                     ---------------------------------------------------------------------------------------
   1. Salaries & Benefits               $13,160    $13,526     -2.7%   $12,595        4.5%   $13,160    $13,526        -2.7%
   2. Occupancy                           2,952      2,948      0.1%     3,022       -2.3%     2,952      2,948         0.1%
   3. Equipment                           1,230      1,162      5.9%     1,259       -2.3%     1,230      1,162         5.9%
   4. Data Processing                     1,548      1,517      2.0%     1,494        3.6%     1,548      1,517         2.0%
   5. Courier                               926        884      4.8%       910        1.8%       926        884         4.8%
   6. Postage                               422        395      6.8%       361       16.9%       422        395         6.8%
   7. Telephone                             528        572     -7.7%       476       10.9%       528        572        -7.7%
   8. Professional Fees                     720        409     76.0%       537       34.1%       720        409        76.0%
   9. Stationery & Supplies                 348        288     20.8%       351       -0.9%       348        288        20.8%
   10.Loan Expense                          204        255    -20.0%       237      -13.9%       204        255       -20.0%
   11.Merchant Card Expense                 258        272     -5.1%       270       -4.4%       258        272        -5.1%
   12.Operational Losses                    190        243    -21.8%       217      -12.4%       190        243       -21.8%
   13.Amortization of Identifiable          405        136    197.8%       136      197.8%       405        136       197.8%
          Intangibles
   14.Other Operating                     2,249      2,385     -5.7%     2,412       -6.8%     2,249      2,385        -5.7%
                                     -----------------------        ------------          -----------------------
   15.Total Noninterest Expense         $25,140    $24,992      0.6%   $24,277        3.6%   $25,140    $24,992         0.6%
                                     =======================        ============          =======================

   16.Full Time Equivalent Staff            963      1,001     -3.8%       960        0.3%       963      1,001        -3.8%
   17.Average Assets / Full Time         $5,052     $4,447     13.6%    $4,848        4.2%    $5,052     $4,447        13.6%
         Equivalent Staff
   18.Operating Ratios:
   19.   FTE Revenue / Full Time           $262       $263     -0.4%      $244        7.4%      $262       $263        -0.4%
            Equivalent Staff
            (annualized)
   20.   Noninterest Expense /             2.26%      2.42%               2.22%                 2.26%      2.42%
           Earning Assets
           (annualized)
   21.   Noninterest Expense /             40.4%      38.2%               41.2%                 40.4%      38.2%
            Revenues


WESTAMERICA BANCORPORATION                    Public Information April 19, 2005

8. Loan Loss Provision.


                                     (dollars in thousands)
                                                            Q1'05 /              Q1'05 /                        3/31'05YTD/
                                        Q1'05      Q1'04     Q1'04     Q4'04      Q4'04   3/31'05YTD 3/31'04YTD  3/31'04YTD
                                     ---------------------------------------------------------------------------------------
   1. Loan Loss Provision                  $300       $750    -60.0%      $600      -50.0%      $300       $750       -60.0%
   2. Gross Loan Losses                     599      1,558    -61.6%     1,596      -62.5%       599      1,558       -61.6%
   3. Net Loan (Recoveries) Losses         (194)       826   -123.5%       836        n/m       (194)       826      -123.5%
   4. Recoveries/Gross Losses               132%        47%                 48%                  132%        47%
   5. Average Total Loans            $2,374,710 $2,281,900      4.1%$2,235,375        6.2%$2,374,710 $2,281,900         4.1%
   6. Net Loan (Recoveries) Losses /      -0.03%      0.15%               0.15%                -0.03%      0.15%
          Loans (annualized)
   7. Loan Loss Provision /                0.05%      0.13%               0.11%                 0.05%      0.13%
          Loans (annualized)
   8. Loan Loss Provision /              -154.6%      90.8%               71.8%               -154.6%      90.8%
         Net Loan Losses
         (Recoveries)



9. Credit Quality.


                                     (dollars in thousands)
                                                           3/31/05 /            3/31/05 /
                                       3/31/05    3/31/04   3/31/04  12/31/04   12/31/04    9/30/04    6/30/04    12/31/03
                                     ---------------------------------------------------------------------------------------
   1. Nonperforming Nonaccrual Loans     $1,766     $5,045    -65.0%    $2,970      -40.5%    $3,996     $4,695      $5,759
   2. Performing Nonaccrual Loans         6,550      2,212    196.1%     4,071       60.9%     2,777      2,233       1,658
                                     -----------------------        ------------          ----------------------------------
   3. Total Nonaccrual Loans              8,316      7,257     14.6%     7,041       18.1%     6,773      6,928       7,417
   4. Accruing Loans 90+ Days               107        190    -43.7%        10           n       182        202         199
          Past Due                   -----------------------        ------------          ----------------------------------
   5. Total Nonperforming Loans           8,423      7,447     13.1%     7,051       19.5%     6,955      7,130       7,616
   6. Repossessed Collateral                  0         80                   0           n         0          0          90
   7. Total Nonperforming Loans &    -----------------------        ------------          ----------------------------------
   8.     Repossessed Collateral         $8,423     $7,527     11.9%    $7,051       19.5%    $6,955     $7,130      $7,706
                                     =======================        ============          ==================================

   9. Classified Loans                  $35,258    $22,965     53.5%   $19,225       83.4%   $20,868    $21,495     $23,460
                                     =======================        ============          ==================================

   10.Allowance for Loan Losses         $59,859    $53,834     11.2%   $54,152       10.5%   $54,388    $53,949     $53,910
   11.Total Loans Outstanding         2,708,052  2,322,881     16.6% 2,300,230       17.7% 2,301,991  2,319,255   2,323,330
   12.Total Assets                    5,192,111  4,424,816     17.3% 4,737,268        9.6% 4,636,071  4,611,811   4,576,385

   13.Allowance for Loan Losses /          2.21%      2.32%               2.35%                 2.36%      2.33%       2.32%
          Total Loans
   14.Nonperforming Loans /                0.31%      0.32%               0.31%                 0.30%      0.31%       0.33%
          Total Loans
   15.Nonperforming Loans & Repossessed
   16.    Assets/Total Assets              0.16%      0.17%               0.15%                 0.15%      0.15%       0.17%
   17.Allowance/Nonperforming Loans         711%       723%                768%                  782%       757%        708%
   18.Allowance for Loan Losses /           170%       234%                282%                  261%       251%        230%
          Classified Loans
   19.Classified Loans /
   20.  (Equity + Allowance                 7.1%       5.9%                4.7%                  5.1%       5.6%        6.0%
           for Loan Losses)


WESTAMERICA BANCORPORATION                    Public Information April 19, 2005

10.Capital.


                                     (dollars in thousands, except per-share amounts)
                                                           3/31/05 /            3/31/05 /
                                       3/31/05    3/31/04   3/31/04  12/31/04   12/31/04    9/30/04    6/30/04    12/31/03
                                     ---------------------------------------------------------------------------------------
   1. Shareholders' Equity             $437,575   $338,600     29.2%  $358,609       22.0%  $351,924   $329,795    $340,371
   2. Tier I Regulatory Capital         297,791    295,076      0.9%   327,070       -9.0%   321,700    309,037     304,734
   3. Total Regulatory Capital          342,146    335,535      2.0%   367,333       -6.9%   361,868    350,834     342,627

   4. Total Assets                    5,192,111  4,424,816     17.3% 4,737,268        9.6% 4,636,071  4,611,811   4,576,385
   5. Risk-Adjusted Assets            3,329,316  2,983,467     11.6% 2,948,797       12.9% 2,964,945  2,979,145   3,007,545

   6. Shareholders' Equity /               8.43%      7.65%               7.57%                 7.59%      7.15%       7.44%
          Total Assets
   7. Shareholders' Equity /              16.16%     14.58%              15.59%                15.29%     14.22%      14.65%
          Total Loans
   8. Tier I Capital /Total Assets         5.74%      6.67%               6.90%                 6.94%      6.70%       6.66%
   9. Tier I Capital  /                    8.94%      9.89%              11.09%                10.85%     10.37%      10.13%
          Risk-Adjusted Assets
   10.Total Capital /                     10.28%     11.25%              12.46%                12.20%     11.78%      11.39%
          Risk-Adjusted Assets
   11.Shares Outstanding                 32,939     31,787      3.6%    31,640        4.1%    31,716     31,784      32,287
   12.Book Value Per Share ($)           $13.28     $10.65     24.7%    $11.33       17.2%    $11.10     $10.38      $10.54
   13.Market Value Per Share ($)          51.77      50.46      2.6%     58.31      -11.2%     54.89      52.45       49.78


   14.Share Repurchase Programs


                                     (shares in thousands)
                                                            Q1'05 /              Q1'05 /                        3/31'05YTD/
                                        Q1'05      Q1'04     Q1'04     Q4'04      Q4'04   3/31'05YTD 3/31'04YTD  3/31'04YTD
                                     ---------------------------------------------------------------------------------------
   15.Total Shares Repurchased /            373        574    -35.0%       242       54.1%       373        574       -35.0%
          Canceled
   16.  Average Repurchase Price         $54.59     $49.88      9.4%    $58.85       -7.2%    $54.59     $49.88         9.4%
   17.Net Shares (Issued) Repurchased    (1,299)       500      n/m         76       n/m      (1,299)       500         n/m


WESTAMERICA BANCORPORATION                    Public Information April 19, 2005

11.Period-End Balance Sheets.


                                     (dollars in thousands)
                                                           3/31/05 /            3/31/05 /
                                       3/31/05    3/31/04   3/31/04  12/31/04    2/31/04    9/30/04    6/30/04    12/31/03
                                     ---------------------------------------------------------------------------------------
   1. Assets:
   2.   Cash and Money Market Assets   $168,881   $167,183      1.0%  $126,687       33.3%  $165,811   $186,056    $190,162

   3.   Investment Securities           719,097  1,219,364    -41.0%   931,710      -22.8%   967,266  1,024,798   1,413,911
           Available For Sale
   4.   Investment Securities         1,331,870    586,171    127.2% 1,260,832        5.6% 1,080,392    960,522     535,377
           Maturity
   5.   Loans, gross                  2,708,052  2,322,881     16.6% 2,300,230       17.7% 2,301,991  2,319,255   2,323,330
   6.   Allowance For Loan Losses       (59,859)   (53,834)    11.2%   (54,152)      10.5%   (54,388)   (53,949)    (53,910)
                                     -----------------------        ------------          ----------------------------------
   7.   Loans, net                    2,648,193  2,269,047     16.7% 2,246,078       17.9% 2,247,603  2,265,306   2,269,420
   8.                                -----------------------        ------------          ----------------------------------

   9.   Premises and Equipment           35,586     35,412      0.5%    35,223        1.0%    35,267     35,343      35,748
   10.  Identifiable Intangible          29,389      3,302      n/m      2,894        n/m      3,030      3,166       3,438
          Assets
   11.  Goodwill                        127,503     18,996      n/m     18,996        n/m     18,996     18,996      18,996
   12.  Interest Receivable and         131,592    125,341      5.0%   114,848       14.6%   117,706    117,624     109,333
           Other Assets              -----------------------        ------------          ----------------------------------
   13.Total Assets                   $5,192,111 $4,424,816     17.3%$4,737,268        9.6%$4,636,071 $4,611,811  $4,576,385
                                     =======================        ============          ==================================
   14.Liabilities and Shareholders' Equity:
   15.  Deposits:
   16.    Noninterest Bearing        $1,371,819 $1,210,829     13.3%$1,273,825        7.7%$1,323,446 $1,272,278  $1,240,379
   17.    Interest-Bearing              626,693    562,369     11.4%   591,593        5.9%   561,206    569,575     561,696
             Transaction
   18.    Savings                     1,166,858  1,049,435     11.2% 1,091,981        6.9% 1,119,356  1,072,701   1,058,082
   19.    Time                          773,473    624,543     23.8%   626,220       23.5%   641,798    590,875     603,834
                                     -----------------------        ------------          ----------------------------------
   20.  Total Deposits                3,938,843  3,447,176     14.3% 3,583,619        9.9% 3,645,806  3,505,429   3,463,991
                                     -----------------------        ------------          ----------------------------------

   21.  Short-Term Borrowed Funds       710,530    491,704     44.5%   735,423       -3.4%   578,285    712,553     590,646
   22.  FHLB Debt                             0     20,000      n/m          0       n/m           0          0     105,000
   23.  Debt Financing and               40,391     21,429     88.5%    21,429       88.5%    21,429     21,429      24,643
   24.     Notes Payable
   25.  Liability For Interest,          64,772    105,907    -38.8%    38,188       69.6%    38,627     42,605      51,734
           Taxes and Other           -----------------------        ------------          ----------------------------------
   26.Total Liabilities               4,754,536  4,086,216     16.4% 4,378,659        8.6% 4,284,147  4,282,016   4,236,014
                                     -----------------------        ------------          ----------------------------------
   27.Shareholders' Equity:
   28.  Paid-In Capital                $319,438   $219,301     45.7%  $229,975       38.9%  $224,489   $224,042    $220,285
   29.  Unrealized Gain (Loss) on
   30.    Investment Securities           3,511     21,213    -83.4%     9,638      -63.6%     8,185     (1,416)     13,191
          Available For Sale
   31.  Retained Earnings               114,626     98,086     16.9%   118,996       -3.7%   119,250    107,169     106,895
                                     -----------------------        ------------          ----------------------------------
   32.Total Shareholders' Equity        437,575    338,600     29.2%   358,609       22.0%   351,924    329,795     340,371
                                     -----------------------        ------------          ----------------------------------
   33.Total Liabilities and          $5,192,111 $4,424,816     17.3%$4,737,268        9.6%$4,636,071 $4,611,811  $4,576,385
          Shareholders' Equity       =======================        ============          ==================================


WESTAMERICA BANCORPORATION                    Public Information April 19, 2005

12.Income Statements.


                                     (dollars in thousands, except per-share amounts)
                                                            Q1'05 /              Q1'05 /                        3/31'05YTD/
                                        Q1'05      Q1'04     Q1'04     Q4'04      Q4'04   3/31'05YTD 3/31'04YTD  3/31'04YTD
                                     ---------------------------------------------------------------------------------------
   1. Interest and Fee Income:
   2.   Loans                           $34,933    $34,023      2.7%   $32,889        6.2%   $34,933    $34,023         2.7%
   3.   Money Market Assets and               0          0      n/m          1       n/m           0          0        n/m
           Funds Sold
   4.   Investment Securities             9,469     15,248    -37.9%    10,096       -6.2%     9,469     15,248       -37.9%
           Available For Sale
   5.   Investment Securities            12,901      5,140    151.0%    11,764        9.7%    12,901      5,140       151.0%
           Held to Maturity          -----------------------        ------------          -----------------------
   6. Total Interest Income              57,303     54,411      5.3%    54,750        4.7%    57,303     54,411         5.3%
                                     -----------------------        ------------          -----------------------
   7. Interest Expense:
   8.   Transaction Deposits                263        112    134.8%       213       23.5%       263        112       134.8%
   9.   Savings Deposits                    863      1,111    -22.3%       874       -1.3%       863      1,111       -22.3%
   10.  Time Deposits                     3,231      1,930     67.4%     2,562       26.1%     3,231      1,930        67.4%
   11.  Short-Term Borrowed Funds         3,570      1,131    215.6%     1,988       79.6%     3,570      1,131       215.6%
   12.   Federal Home Loan Bank               0        896      n/m          0       n/m           0        896      -100.0%
            Advances
   13.  Debt Financing and                  430        335     28.4%       316       36.1%       430        335        28.4%
            Notes Payable            -----------------------        ------------          -----------------------
   14.Total Interest Expense              8,357      5,515     51.5%     5,953       40.4%     8,357      5,515        51.5%
                                     -----------------------        ------------          -----------------------
   15.Net Interest Income                48,946     48,896      0.1%    48,797        0.3%    48,946     48,896         0.1%
                                     -----------------------        ------------          -----------------------
   16.Provision for Loan Losses             300        750    -60.0%       600      -50.0%       300        750       -60.0%
                                     -----------------------        ------------          -----------------------
   17.Noninterest Income:
   18.  Service Charges on                6,927      6,868      0.9%     6,928       -0.0%     6,927      6,868         0.9%
           Deposit Accounts
   19.  Merchant Credit Card              1,298        825     57.3%       875       48.3%     1,298        825        57.3%
   20.  Financial Services                  279        187     49.2%       294       -5.1%       279        187        49.2%
           Commissions
   21.  Mortgage Banking                    100        133    -24.8%        82       22.0%       100        133       -24.8%
   22.  Trust Fees                          273        250      9.2%       254        7.5%       273        250         9.2%
   23.  Securities                       (4,903)     1,788      n/m     (7,180)      n/m      (4,903)     1,788        n/m
          (Loss/Impairment) Gains
   24.  Loss on Extinguishment                0     (1,814)     n/m          0       n/m           0     (1,814)       n/m
           of Debt
   25.  Other                             3,221      2,629     22.5%     3,016        6.8%     3,221      2,629        22.5%
                                     -----------------------        ------------          -----------------------
   26.Total Noninterest Income            7,195     10,866    -33.8%     4,269       68.5%     7,195     10,866       -33.8%
                                     -----------------------        ------------          -----------------------
   27.Noninterest Expense:
   28.  Salaries and Related Benefits    13,160     13,526     -2.7%    12,595        4.5%    13,160     13,526        -2.7%
   29.  Occupancy                         2,952      2,948      0.1%     3,022       -2.3%     2,952      2,948         0.1%
   30.  Equipment                         1,230      1,162      5.9%     1,259       -2.3%     1,230      1,162         5.9%
   31.  Data Processing                   1,548      1,517      2.0%     1,494        3.6%     1,548      1,517         2.0%
   32.  Professional Fees                   720        409     76.0%       537       34.1%       720        409        76.0%
   33.  Other                             5,530      5,430      1.8%     5,370        3.0%     5,530      5,430         1.8%
                                     -----------------------        ------------          -----------------------
   34.Total Noninterest Expense          25,140     24,992      0.6%    24,277        3.6%    25,140     24,992         0.6%
                                     -----------------------        ------------          -----------------------
   35.Income Before Income Taxes         30,701     34,020     -9.8%    28,189        8.9%    30,701     34,020        -9.8%
   36.Provision for income taxes          7,968      9,706    -17.9%     7,024       13.4%     7,968      9,706       -17.9%
                                     -----------------------        ------------          -----------------------
   37.Net Income                        $22,733    $24,314     -6.5%   $21,165        7.4%   $22,733    $24,314        -6.5%
                                     =======================        ============          =======================

   38.Average Shares Outstanding         32,022     32,051     -0.1%    31,761        0.8%    32,022     32,051        -0.1%
   39.Diluted Average Shares             32,680     32,662      0.1%    32,487        0.6%    32,680     32,662         0.1%
          Outstanding

   40.Per Share Data:
   41.  Basic Earnings                    $0.71      $0.76     -6.4%     $0.67        6.5%     $0.71      $0.76        -6.4%
   42.  Diluted Earnings                   0.70       0.74     -6.6%      0.65        6.8%      0.70       0.74        -6.6%
   43.  Dividends Paid                     0.30       0.26     15.4%      0.28        7.1%      0.30       0.26        15.4%
